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Exhibit 24(a)

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: March 17, 2005

/s/ IAN M. RUSSELL Name: Ian M. Russell

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: March 17, 2005

/s/ JUDITH A. JOHANSEN Name: Judith A. Johansen

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: March 17, 2005

/s/ ANDREW N. MACRITCHIE Name: Andrew N. MacRitchie

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: March 17, 2005

/s/ A. RICHARD WALJE Name: A. Richard Walje

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: March 17, 2005

/s/ MATTHEW R. WRIGHT Name: Matthew R. Wright

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: March 17, 2005

/s/ BARRY G. CUNNINGHAM Name: Barry G. Cunningham

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: March 17, 2005

/s/ ANDREW P. HALLER Name: Andrew P. Haller

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: April 21, 2005

/s/ NOLAN E. KARRASS Name: Nolan E. Karrass

POWER OF ATTORNEY

(Registration Statement on Form S-3)

        The undersigned, an officer and/or director of PacifiCorp (the "Company"), constitutes and appoints Judith A. Johansen, Richard D. Peach and Andrew P. Haller, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (as amended, the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $750,000,000 of First Mortgage Bonds and Unsecured Debt Securities of the Company, and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents, or their or his or her substitute or substitutes, shall have, and may exercise, all powers conferred.

Dated: April 21, 2005

/s/ MICHAEL J. PITTMAN Name: Michael J. Pittman

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  Exhibit 24(a)